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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





       Date of Report (Date of earliest event reported): NOVEMBER 8, 2002





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





          DELAWARE                    1-12202                   93-1120873
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)



              1111 SOUTH 103RD STREET
                  OMAHA, NEBRASKA                              68124
     (Address of principal executive offices)                (Zip Code)




                                 (877) 208-7318
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         Northern Border Partners, L.P. is filing a copy of its press release dated November 8, 2002.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL AND EXHIBITS

         Exhibit 99.1 Northern Border Partners, L.P. press release dated November 8, 2002











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Northern Border Partners, L.P.



Dated:   November 8, 2002               By: /s/ Jerry L. Peters
                                           -------------------------------------
                                            Jerry L. Peters
                                            Chief Financial & Accounting Officer





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                                  EXHIBIT INDEX



     Exhibit 99.1 --  Northern Border Partners, L.P. Press Release dated
                      November 8, 2002